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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                               Securities Act of 1934


          Date of Report (Date of earliest event reported):  May 21, 1999



                               ARCADIA FINANCIAL LTD.

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               (Exact name of registrant as specified in its charter)


         Minnesota                   0-20526           41-1664848

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(State or other jurisdiction       (Commission       (IRS employer
      of incorporation)            file number)    identification No.)

          7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435

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                      (Address of principal executive offices)


Registrant's telephone number, including area code:      (612) 942-9880
                                                           ---------------------

                                    Not Applicable

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            (Former name or former address, if changed since last report)

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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

       On May 21, 1999, Arcadia Financial Ltd. (the "Company") engaged new independent accountants, Deloitte & Touche LLP ("Deloitte & Touche"), to audit the Company's financial statements as of, and for the year ending, December 31, 1999. The decision to appoint Deloitte & Touche was approved by the Audit Committee of the Board of Directors.

     During the last two fiscal years or any subsequent interim period through May 21, 1999 Deloitte & Touche were not consulted by the Company or anyone on its behalf as to (i) the application of accounting principles to a specific completed or proposed transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was the subject of a "disagreement" or a "reportable event" (as such terms are defined in the relevant Rules of the Securities and Exchange Commission).

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 1999                            ARCADIA FINANCIAL LTD.


                                        By:  /s/ John A. Witham
                                             ------------------------------
                                             John A. Witham
                                             Executive Vice President and
                                             Chief Financial Officer